UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934.

Date of Report:  August 1, 2016
(Date of earliest event reported)

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SciClone Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

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Delaware (State or other jurisdiction of incorporation)	0-19825 (Commission File Number)	94-3116852 (IRS Employer Identification Number)
950 Tower Lane, Suite 900, Foster City, CA (Address of principal executive offices)		94404 (Zip Code)
(650) 358-3456 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)  On August 1, 2016, Charles Meng, General Counsel and Vice President of Compliance, advised the Company of his resignation, for personal reasons, from his position as an officer of the Company effective as of that date, and the Company accepted his resignation on the terms set forth in a letter attached hereto as Exhibit 99.1, which is incorporated herein by reference.

Item 9.01          Financial Statements and Exhibits

(d) The following exhibit is filed herewith:

Exhibit No.       Description

99.1                    Letter dated August 1, 2016 regarding resignation and terms.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 3, 2016	SCICLONE PHARMACEUTICALS, INC.

	By:	/s/ Wilson W. Cheung
Wilson W. Cheung
Chief Financial Officer and Senior Vice President, Finance

Exhibit Index

Exhibit No.       Description

99.1                    Letter dated August 1, 2016 regarding resignation and terms.